[LOGO]

   ADVANTUS
FAMILY OF FUNDS

ANNUAL REPORT TO SHAREHOLDERS
ADVANTUS SPECTRUM FUND

SEPTEMBER 30, 1997

ADVANTUS SPECTRUM FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     7

STATEMENT OF ASSETS AND LIABILITIES          12

STATEMENT OF OPERATIONS                      13

STATEMENTS OF CHANGES IN NET ASSETS          14

NOTES TO FINANCIAL STATEMENTS                15

INDEPENDENT AUDITORS' REPORT                 20

FEDERAL INCOME TAX INFORMATION               21

SHAREHOLDER SERVICES                         23

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholders:

The 1997 fiscal year has been a rewarding one for investors. On the equity side, despite the anticipation of a market downturn, the equity market continued to climb. Over the twelve month period ending September 30, 1997, the S&P 500* gained 40.5 percent; over 26 percent of that gain was for the trailing six months. We saw a slight market decline of 5.5 percent in August, but stocks bounced back by the end of September.

As the stock market continues to push forward, some investors lose sight of the importance of maintaining a position of their assets in bonds. Investors who diversify their portfolio assets between stocks and bonds can better position their portfolio in the event of stock market downturns. There was not a stock market correction of major significance during this reporting period.

The bond market demonstrated strong performance throughout 1997. For the twelve month period ending September 30, 1997, the Lehman Corporate Bond Index** returned 10.8 percent. This is a 6 percent increase over last year's return. Stable interest rates and low inflation have contributed to the bond market's stellar performance.

Your Advantus Family of Funds includes a range of equity and bond offerings. I recommend that you talk with your Ascend financial representative to ensure that your portfolio has an appropriate balance for your situation. As we continue to watch the stock market hit new highs, we cannot assume that upward moves are a continuing trend.

In the pages that follow, the Fund's manager will give you more information about the economy and conditions within the market that may have affected the Fund during this reporting period. The manager will specifically discuss your Advantus Fund's performance and share some strategies that were used to manage the Fund.

We assert that a long-range view of investing provides the greatest benefit to our shareholders. We encourage you to maintain a long-range view, and we believe that you will derive the greatest benefit by doing so.

Sincerely,

/s/ Paul Gooding
Paul Gooding, President
Advantus Capital Management, Inc.

 *The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. The Index includes approximately 380 industrials, 10 transportations, 45 financials, and 65 utilities.
**The Lehman Corporate Bond Index includes all fixed-rate, publicly traded, investment grade corporate debt with at least one year to maturity and $50 million par value outstanding.

ADVANTUS SPECTRUM FUND
PERFORMANCE UPDATE
[PHOTO]
THOMAS A. GUNDERSON, CFA
PORTFOLIO MANAGER
The Advantus Spectrum Fund is a mutual
fund seeking the most favorable total
return (including interest, dividends and capital appreciation) consistent with preservation of capital. To achieve this objective, the Fund will vary the composition of its portfolio with prevailing economic conditions. At any given time, the Fund's portfolio may be primarily composed of equity securities
(common stock, preferred stock and
securities convertible into equity
securities), mortgage-related securities, debt securities, money market securities or any combination of these securities.
The investment adviser's positioning of
the portfolio is determined by the
intermediate term outlook for economic
trends and market momentum.
  -Dividends paid quarterly.
  -Capital gains distributions paid annually.

PERFORMANCE

The bull market continued through the third calendar quarter of 1997 as stocks and bonds moved higher. The Advantus Spectrum Fund nicely participated in the bull market and posted the following returns for year ended September 30, 1997 for each class of shares currently offered:

Class A..........................  16.7 percent*
Class B..........................  16.0 percent*
Class C..........................  15.9 percent*

PORTFOLIO RECAP

Stocks were again the place to be over the past twelve months as the total return for stocks far exceed that of the bond market and the money market returns. Measured by the S&P 500** stocks set new highs during the past year, showing resilience as they came back nicely after the 5.5 percent correction in August. Stocks were driven by double digit corporate earnings growth, lower interest rates, lack of inflation and massive cash inflows.

The continued strength of the U.S. dollar was the one factor that had a negative impact on several multi-national companies during the summer of 1997. This factor allowed the medium and smaller size companies to catch up to the largest companies that have done so well.

Throughout the year we continued to apply our disciplined asset allocation methodology. The year began and ended with a relatively conservative 50 percent in stocks, 40 percent in bonds and 10 percent in cash. During the year the percent weighting in stocks or bonds did not fluctuate more than 5 percent from the year end weights. We sold bonds down to 35 percent in November of 1996 as interest rates fell to less attractive levels. In the spring of 1997 we purchased bonds back to 45 percent at much higher interest rate levels as the market was concerned about possible Federal Reserve tightening. The conservative asset allocation, averaging only 50 percent in stocks and 10 percent in cash over the past year was the primary factor for the deviation between the Spectrum Fund's performance and that of the Merrill Lynch--Wilshire Capital Markets Index+ which has 68 percent in stocks, 32 percent in bonds and no cash.

Our work indicates that the current valuation levels for stocks incorporate much of the excellent fundamental factors and that the stock market is not under valued. Therefore we feel it is prudent to limit the current asset allocation to 50 percent in stocks, while maintaining a meaningful 40 percent in bonds and 10 percent in cash.

The stocks in the Fund rallied along with the overall market during the past year. Contributing to performance were stocks in the Financial, Consumer Cyclical and the Capital Goods sectors. Stocks in the Financial sector included Sunamerica (life insurance and annuities) and T. Rowe Price (mutual funds management). The Consumer Cyclical Group was helped by

                                                               ADVANTUS SPECTRUM
                                                                            FUND
                                                              SEPTEMBER 30, 1997

retailers in general, Kohl's in particular, and by Omnicom (advertising) as well. (Kohl's was sold out of the Fund by year end due to significant price appreciation and excessive valuation levels.) The Capital Goods sector was helped by holdings in Tyco International (diversified manufacturing). Over the past year the stocks in the Fund lagged the returns of the overall market primarily due to the technology sector where our steady growth computer services companies lagged the faster growth computer hardware and semiconductor stocks in the sector. Looking ahead, the quality growth stocks in the portfolio should be well positioned if corporate earnings growth begins to slow, making the relatively consistent growth companies in our Fund more attractive.

The high quality bonds in the Fund continued to provide attractive returns and contributed to the Fund's stability. The lack of Federal Reserve tightening combined with benign inflation reports allowed interest rates to fall (and bonds to rise in value) during the past year.

OUTLOOK

Clearly the place to have been the past three years was in the stock market. Calendar year 1997 could mark the first time that the S&P 500** has gained 20 percent or more each year for three consecutive years. In this type of an environment it is not surprising that asset allocation funds have lost some of their appeal. However, those investors who take a cavalier approach to risk in the current market environment should not count on upward trends as the norm.

Historical statistics say that the trend of the past three years will not continue indefinitely into the future. Over the years a great deal of money has been lost by taking a ruler to the most recent past and extrapolating into the future. While the fundamentals continue to be excellent, we could see changes at the margin that may have significant implications for the financial markets.

The Fund will continue to utilize its methodology that successfully navigated through turbulent markets of the late 1980s and early 1990s.

We have successfully met the goal of "exceeding the return of a fixed income fund with less volatility than an all equity fund." We will continue to position the Fund to meaningfully participate in significant market advances while protecting your assets during market declines.
*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. The index includes approximately 380 industrials, 10 transportations, 45 financials and 65 utilities.
+The Merrill Lynch-Wilshire Capital Markets Index is a market value-weighted index measuring the total return performance of the combined domestic taxable fixed income and equity markets. It includes the entire domestic common stock universe for which daily pricing is available, as well as all publicly placed domestic taxable debt issues with at least one year remaining to maturity and at least ten million dollars par value outstanding.

ADVANTUS SPECTRUM
FUND
SEPTEMBER 30, 1997

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                   INVESTMENT IN THE ADVANTUS SPECTRUM FUND,
                MERRILL LYNCH-WILSHIRE CAPITAL MARKETS INDEX AND
                              CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Spectrum Fund compared to the Merrill Lynch-Wilshire Capital Markets Index and Consumer Price Index. The three lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Spectrum Fund (November 16, 1987, August 19, 1994 and March 1, 1995 for Class A, B and C, respectively) through Spetember 30, 1997.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                        10.8%
Five year                        9.8%
Since inception (11/16/87)      11.2%
                                       ML-Wilshire Capital
                              Class A        Markets Index        CPI
11/16/1987                     10,000               10,000     10,000
10/31/1988                     10,505               10,762     10,426
10/31/1989                     12,273               12,740     10,904
10/31/1990                     12,208               12,341     11,590
10/31/1991                     15,382               15,647     11,929
10/31/1992                     17,086               17,215     12,311
10/31/1993                     18,569               19,809     12,641
9/30/94                        18,213               19,578     13,023
9/30/95                        21,561               23,927     13,310
9/30/96                        24,518               27,022     13,710
9/30/1997                      28,602               34,319     14,014

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                        11.0%
Since inception (8/19/94)       14.3%
                                       ML-Wilshire Capital
                              Class B        Markets Index        CPI
8/19/94                        10,000               10,000     10,000
9/30/94                        10,003                9,952     10,067
9/30/95                        11,316               12,162     10,289
9/30/96                        12,953               13,735     10,598
9/30/1997                      15,184               17,445     10,833

                                                               ADVANTUS SPECTRUM
                                                                            FUND
                                                              SEPTEMBER 30, 1997

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                        15.9%
Since inception (3/1/95)        16.2%
                                       ML-Wilshire Capital
                              Class C        Markets Index        CPI
3/01/95                        10,000               10,000     10,000
9/30/95                        11,263               11,626     10,146
9/30/96                        12,713               13,130     10,450
9/30/1997                      14,731               16,676     10,682

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS SPECTRUM
FUND
SEPTEMBER 30, 1997

FIVE LARGEST STOCK HOLDINGS

                                                                               % OF
                                                                              COMMON
                                                                 MARKET        STOCK
COMPANY                                              SHARES      VALUE       PORTFOLIO
--------------------------------------------------  --------   ----------   -----------
General Electric Company..........................   26,252    $1,786,777          4.5%
Intel.............................................   17,400     1,606,238          4.0%
Merck & Co., Inc..................................   14,700     1,469,081          3.7%
Tyco International Ltd............................   16,346     1,341,394          3.3%
Service Corporation International.................   37,400     1,203,813          3.0%
                                                               ----------          ---
                                                               $7,407,303         18.5%
                                                               ----------          ---
                                                               ----------          ---

BOND PORTFOLIO CHARACTERISTICS--QUALITY BREAKDOWN

                                                     % OF BOND
COMPANY                                              PORTFOLIO
--------------------------------------------------  -----------
U.S. Treasury.....................................        20.3%
U.S. Government Agencies..........................        11.5%
AAA rated.........................................        11.4%
AA rated..........................................         6.6%
A rated...........................................        31.3%
BBB rated.........................................        16.5%
BB rated..........................................         2.4%
                                                         -----
                                                         100.0%
                                                         -----
                                                         -----

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Common Stocks                       51.8%
Preferred Stocks                     1.6%
Bonds                               38.5%
Cash and Other
Assets/Liabilities                   8.1%

                                                          ADVANTUS SPECTRUM FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 1997
           (Percentages of each investment category relate to total net assets.)

                                                                     MARKET
  SHARES                                                            VALUE(a)
-----------                                                       ------------
COMMON STOCKS (51.8%)
  BASIC MATERIALS (1.0%)
    Chemicals (1.0%)
     14,793   Praxair Inc.......................................  $    757,217
                                                                  ------------
  CAPITAL GOODS (6.6%)
    Electrical Equipment (2.3%)
     26,252   General Electric Company..........................     1,786,776
                                                                  ------------
    Manufacturing (1.7%)
     16,346   Tyco International Ltd............................     1,341,393
                                                                  ------------
    Office Equipment (1.5%)
     15,400   Danka Business Systems PLC (c)....................       685,300
     12,700   Wallace Computer Services, Inc....................       468,313
                                                                  ------------
                                                                     1,153,613
                                                                  ------------
    Waste Management (1.1%)
     21,328   USA Waste Services Incorporated (b)...............       850,453
                                                                  ------------
  COMMUNICATION SERVICES (1.5%)
    Telecommunication (.6%)
     14,400   ADC Telecommunications Inc. (b)...................       468,000
                                                                  ------------
    Telephone (.9%)
     24,800   Cincinnati Bell Incorporated......................       705,250
                                                                  ------------
  CONSUMER CYCLICAL (11.2%)
    Auto (1.5%)
      6,700   Danaher Corporation...............................       388,600
     11,100   Magna International Inc. (c)......................       767,288
                                                                  ------------
                                                                     1,155,888
                                                                  ------------
    Houseware (.6%)
     10,300   Leggett & Platt Incorporated......................       458,994
                                                                  ------------
    Leisure (.7%)
     15,480   GTECH Holdings Corporation (b)....................       529,223
                                                                  ------------

                                                                     MARKET
  SHARES                                                            VALUE(a)
-----------                                                       ------------
  CONSUMER CYCLICAL--CONTINUED
    Lodging--Hotel (1.2%)
     19,800   Carnival Corporation..............................  $    915,750
                                                                  ------------
    Retail (1.8%)
     26,200   Family Dollar Stores..............................       597,687
      7,780   Home Depot Inc....................................       405,533
     10,900   Wal-Mart Stores, Inc..............................       399,213
                                                                  ------------
                                                                     1,402,433
                                                                  ------------
    Service (4.9%)
     29,649   CUC International Inc. (b)........................       919,119
      6,000   HFS Incorporated (b)..............................       446,625
     16,305   Omnicom Group.....................................     1,186,189
     37,400   Service Corporation International.................     1,203,812
                                                                  ------------
                                                                     3,755,745
                                                                  ------------
    Textiles (.5%)
     10,000   Nine West Group Inc. (b)..........................       393,125
                                                                  ------------
  CONSUMER STAPLES (8.4%)
    Beverage (1.0%)
     13,200   Coca-Cola Company.................................       804,375
                                                                  ------------
    Food (.8%)
      8,800   Conagra, Inc......................................       580,800
                                                                  ------------
    Household Product (1.8%)
     25,400   Newell Company....................................     1,016,000
      5,190   Procter & Gamble Company..........................       358,434
                                                                  ------------
                                                                     1,374,434
                                                                  ------------
    Personal Care (.5%)
      4,100   Gillette Company..................................       353,881
                                                                  ------------
    Retail (1.8%)
      6,700   CVS Corporation...................................       381,063
     18,691   Safeway Inc. (b)..................................     1,016,323
                                                                  ------------
                                                                     1,397,386
                                                                  ------------
    Service (1.0%)
      4,200   Automatic Data Processing Inc.....................       210,000
     14,810   Manpower..........................................       584,995
                                                                  ------------
                                                                       794,995
                                                                  ------------

              See accompanying notes to investments in securities.

ADVANTUS SPECTRUM FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                     MARKET
  SHARES                                                            VALUE(a)
-----------                                                       ------------
  CONSUMER STAPLES--CONTINUED
    Tobacco (1.5%)
     27,900   Philip Morris Companies, Inc......................  $  1,159,594
                                                                  ------------
  FINANCIAL (6.7%)
    Banks (.7%)
      9,000   Norwest Corporation...............................       551,250
                                                                  ------------
    Commercial Finance (.7%)
      5,500   Finova Finance Trust..............................       520,438
                                                                  ------------
    Consumer Finance (.8%)
     10,200   Associates First Capital Corporation..............       634,950
                                                                  ------------
    Finance--Diversified (.5%)
     11,500   Federal Home Loan Mortgage Corporation............       405,375
                                                                  ------------
    Insurance (2.4%)
      8,501   American Internationl Group, Incorporated.........       877,197
      2,000   Hartford Life.....................................        76,875
     23,750   Sunamerica Incorporated...........................       930,703
                                                                  ------------
                                                                     1,884,775
                                                                  ------------
    Investment Bankers/Brokers (.7%)
      7,600   T. Rowe Price Associates..........................       511,100
                                                                  ------------
    Savings and Loans (.9%)
      9,600   Washington Mutual Incorporated....................       669,600
                                                                  ------------
  HEALTH CARE (7.9%)
    Drugs (3.1%)
      4,100   Eli Lilly & Company...............................       493,794
     14,700   Merck & Co., Inc..................................     1,469,081
      9,200   Smithkline Beecham (c)............................       449,650
                                                                  ------------
                                                                     2,412,525
                                                                  ------------
    Health Care--Diversified (2.3%)
      9,800   Abbott Laboratories...............................       626,588
     19,700   Johnson & Johnson.................................     1,135,212
                                                                  ------------
                                                                     1,761,800
                                                                  ------------
    Hospital Management (.4%)
     11,860   Columbia/HCA Healthcare Corporation...............       340,975
                                                                  ------------
                                                                     MARKET
  SHARES                                                            VALUE(a)
-----------                                                       ------------
  HEALTH CARE--CONTINUED
    Managed Care (.5%)
      7,900   United Health Care................................  $    395,000
                                                                  ------------
    Medical Product/Supplies (1.6%)
     14,300   Medtronic Inc.....................................       672,100
     13,800   Sybron International Corporation (b)..............       592,537
                                                                  ------------
                                                                     1,264,637
                                                                  ------------
  TECHNOLOGY (8.5%)
      6,200   Cisco Systems, Inc. (b)...........................       452,987
      8,988   Computer Associates International.................       645,451
     20,900   Equifax Incorporated..............................       657,044
     27,143   First Data Corporation............................     1,019,559
     13,600   Galileo International Inc. (b)....................       379,950
      5,600   Gartner Group Incorporated (b)....................       168,000
     17,400   Intel.............................................     1,606,238
      4,500   Microsoft Corporation (b).........................       595,406
     14,700   Parametric Technology Corporation (b).............       648,637
     12,100   Paychex Incorporated..............................       421,988
                                                                  ------------
                                                                     6,595,260
                                                                  ------------
Total common stocks
  (cost: $30,138,165)...........................................    40,087,010
                                                                  ------------
PREFERRED STOCKS (1.6%)
  FINANCIAL (1.6%)
    Real Estate Investment Trust (1.6%)
     14,000   Duke Realty Investments Inc.-- 7.99%..............       705,250
     10,000   Security Capital Industrial, Series C-- 8.54%.....       534,380
                                                                  ------------
Total preferred stocks
  (cost: $1,200,000)............................................     1,239,630
                                                                  ------------

              See accompanying notes to investments in securities.

                                                          ADVANTUS SPECTRUM FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(a)
---------                                                                           ------------
LONG-TERM DEBT SECURITIES (38.5%)
  GOVERNMENT OBLIGATIONS (12.9%)
    U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (12.2%)
      U.S. Treasury (7.8%)
$ 250,000  U.S. Treasury Bond...............................    12.000%   08/15/13  $    360,391
  175,000  U.S. Treasury Bond...............................     6.500%   11/15/26       176,094
1,000,000  U.S. Treasury Note...............................     5.625%   11/30/98       998,750
  900,000  U.S. Treasury Note...............................     6.125%   09/30/00       905,625
  300,000  U.S. Treasury Note...............................     5.875%   04/30/98       300,656
4,050,000  U.S. Treasury Interest Strip (d).................     5.955%   02/15/01     3,322,332
                                                                                    ------------
                                                                                       6,063,848
                                                                                    ------------
      Government National Mortgage Association (1.2%)
  460,265  .................................................     7.000%   10/15/25       460,697
  448,612  .................................................     6.500%   11/15/23       440,263
                                                                                    ------------
                                                                                         900,960
                                                                                    ------------
      Federal National Mortgage Association (2.6%)
  356,092  .................................................     7.000%   05/01/11       359,750
  350,642  .................................................     6.500%   05/01/11       348,489
  364,273  .................................................     6.000%   05/01/11       355,326
  715,050  .................................................     7.000%   02/01/26       713,025
  240,165  .................................................     6.500%   09/01/25       234,119
                                                                                    ------------
                                                                                       2,010,709
                                                                                    ------------
      Other U.S. Government Agencies (.6%)
  500,000  Federal Home Loan Mortgage Corporation...........     7.030%   04/05/04       502,998
                                                                                    ------------
    STATE AND LOCAL GOVERNMENT OBLIGATIONS (.7%)
  508,326  Wyoming Community Development Authority..........     6.850%   06/01/10       509,120
                                                                                    ------------
           Total government obligations (cost: $9,944,505)........................     9,987,635
                                                                                    ------------
  CORPORATE OBLIGATIONS (25.6%)
    BASIC MATERIALS (.7%)
      Chemicals (.7%)
  518,621  Ciba Geigy Corporation 144A Issue (e)............     7.240%   01/02/16       532,214
                                                                                    ------------
    CAPITAL GOODS (1.1%)
      Engineering/Construction (1.1%)
  750,000  Joy Technologies Incorporated....................    10.250%   09/01/03       812,581
                                                                                    ------------
    COMMUNICATION SERVICES (2.1%)
      Telephone (2.1%)
  800,000  Bellsouth Telecommunications.....................     6.250%   05/15/03       797,454
  800,000  Telekom Malaysia 144A Issue (c) (e)..............     7.875%   08/01/25       800,311
                                                                                    ------------
                                                                                       1,597,765
                                                                                    ------------

              See accompanying notes to investments in securities.

ADVANTUS SPECTRUM FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(a)
---------                                                                           ------------
  CORPORATE OBLIGATIONS--CONTINUED
    CONSUMER CYCLICAL (1.6%)
      Retail (.7%)
$ 500,000  Fingerhut Company................................     7.375%   09/15/99  $    507,258
                                                                                    ------------
      Service (.9%)
  700,000  PHH Corporation..................................     6.500%   02/01/00       704,558
                                                                                    ------------
    CONSUMER STAPLES (2.7%)
      Broadcasting (1.2%)
  850,000  TCI Communications...............................     8.750%   08/01/15       937,363
                                                                                    ------------
      Entertainment (.8%)
  600,000  Time Warner Incorporated 144A Issue (e)..........     6.100%   12/30/01       584,022
                                                                                    ------------
      Household Product (.7%)
  500,000  Premark International Inc........................    10.500%   09/15/00       555,065
                                                                                    ------------
    ENERGY (1.9%)
      Oil (.9%)
  700,000  Petronas 144A Issue (c) (e)......................     7.125%   10/18/06       693,777
                                                                                    ------------
      Oil and Gas (1.0%)
  750,000  Dresser Industries Inc...........................     8.000%   04/15/03       802,691
                                                                                    ------------
    FINANCIAL (13.9%)
      Auto Finance (.6%)
  500,000  Ford Motor Credit Company........................     6.375%   04/03/00       501,460
                                                                                    ------------
      Banks (3.9%)
  750,000  Midland Bank PLC (c).............................     7.625%   06/15/06       793,141
  700,000  Norwest Corporation..............................     7.680%   05/10/02       710,190
  700,000  St. George Bank 144A Issue (c) (e)...............     8.485%   12/31/49       748,047
  750,000  Wells Fargo Capital..............................     7.960%   12/15/26       765,345
                                                                                    ------------
                                                                                       3,016,723
                                                                                    ------------
      Collateralized Mortgage Obligations/Asset-Backed Securities (2.3%)
  494,694  Bear Stearns Mortgage Securities Inc.............     8.000%   11/25/27       498,250
1,250,000  PNC Bank Corporation.............................     6.728%   01/25/07     1,267,969
                                                                                    ------------
                                                                                       1,766,219
                                                                                    ------------
      Commercial Finance (1.0%)
  800,000  General Electric Capital Corporation.............     6.660%   05/01/18       808,779
                                                                                    ------------
      Finance--Diversified (.9%)
  700,000  Guangdong Enterprises 144A Issue (c) (e).........     8.875%   05/22/07       709,570
                                                                                    ------------
      Insurance (1.0%)
  750,000  URC Holdings Corporation 144A Issue (e)..........     7.875%   06/30/06       791,250
                                                                                    ------------
      Investment Bankers/Brokers (2.6%)
1,000,000  Lehman Brothers Inc..............................     7.360%   12/15/03     1,029,326
  250,000  Morgan Stanley...................................     6.450%   05/15/01       251,705

              See accompanying notes to investments in securities.

                                                          ADVANTUS SPECTRUM FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(a)
---------                                                                           ------------
  CORPORATE OBLIGATIONS--CONTINUED
$ 750,000  Morgan Stanley...................................     6.875%   03/01/07  $    755,233
                                                                                    ------------
                                                                                       2,036,264
                                                                                    ------------
      Real Estate Investment Trust (1.6%)
  500,000  Security Capital Pacific Trust...................     7.500%   02/15/14       513,228
  700,000  Wharf International Finance (c)..................     7.625%   03/13/07       707,210
                                                                                    ------------
                                                                                       1,220,438
                                                                                    ------------
    UTILITIES (1.6%)
      Electric Companies (1.6%)
  500,000  Enersis S.A. (c).................................     6.900%   12/01/06       499,600
  750,000  Wisconsin Electric Power Company.................     5.125%   09/15/98       744,810
                                                                                    ------------
                                                                                       1,244,410
                                                                                    ------------
           Total corporate obligations (cost: $19,499,271)........................    19,822,407
                                                                                    ------------
           Total long-term debt securities (cost: $29,443,776)....................    29,810,042
                                                                                    ------------
SHORT-TERM SECURITIES (10.5%)
3,370,000  U.S. Treasury Bill...............................     5.261%   11/06/97     3,353,753
2,580,000  U.S. Treasury Bill...............................     5.034%   10/02/97     2,579,708
2,200,000  U.S. Treasury Bill...............................     5.005%   12/11/97     2,178,737
                                                                                    ------------
           Total short-term securities (cost: $8,111,082).........................     8,112,198
                                                                                    ------------
           Total investments in securities (cost: $68,893,023) (f)................  $ 79,248,880
                                                                                    ------------
                                                                                    ------------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 8.9% of the net assets in foreign securities as of September 30, 1997.
(d) For zero coupon issues (strips) the interest rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.
(e) Represents ownership in a restricted security which has not been registered with the Security and Exchange Commission under the Securities Act of 1933. (See note 6 to the financial statements.) Information concerning the restricted securities held at September 30, 1997, which includes acquisition date and cost, is as follows:

                                                    ACQUISITION
     SECURITY                                          DATE          COST
     ---------------------------------------------  ----------   ------------
     Telekom Malaysia 144A Issue..................    Various    $    800,212
     Petronas 144A Issue..........................    Various         701,539
     Ciba Geigy Corporation 144A Issue............    Various         518,621
     St. George Bank 144A Issue...................   06/12/97         700,000
     Time Warner Incorporated 144A Issue..........    Various         572,777
     Guangdong Enterprises 144A Issue.............   08/06/97         722,526
     URC Holdings Corporation 144A Issue..........    Various         768,430
                                                                 ------------
                                                                 $  4,784,105
                                                                 ------------
                                                                 ------------

(f) At September 30, 1997 the cost of securities for federal income tax purposes was $69,025,430. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation.................................  $10,614,329
     Gross unrealized depreciation.................................    (390,879)
                                                                     ----------
     Net unrealized appreciation...................................  $10,223,450
                                                                     ----------
                                                                     ----------

ADVANTUS SPECTRUM FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997

                                       ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost: $68,893,023)..................  $ 79,248,880
Cash in bank on demand deposit........................................        33,809
Receivable for Fund shares sold.......................................       229,214
Receivable for investment securities sold.............................         3,903
Accrued interest and dividends receivable.............................       480,591
                                                                        ------------
    Total assets......................................................    79,996,397
                                                                        ------------
                                    LIABILITIES
Payable for investment securities purchased...........................     2,447,379
Payable for Fund shares repurchased...................................        49,474
Payable to Adviser....................................................        92,921
Other accrued expenses................................................        10,336
                                                                        ------------
    Total liabilities.................................................     2,600,110
                                                                        ------------
Net assets applicable to outstanding capital stock....................  $ 77,396,287
                                                                        ------------
                                                                        ------------
Represented by:
  Capital stock--authorized 10 billion shares (Class A--2 billion shares, Class B--2 billion shares, Class C--2 billion shares and 4
   billion shares unallocated) of $.01 par value (note 1).............  $     47,237
  Additional paid-in capital..........................................    61,254,696
  Undistributed net investment income.................................        14,353
  Accumulated net realized gains from investments.....................     5,724,144
  Unrealized appreciation of investments..............................    10,355,857
                                                                        ------------
    Total--representing net assets applicable to outstanding capital stock............................................................  $ 77,396,287
                                                                        ------------
                                                                        ------------
Net assets applicable to outstanding Class A shares...................  $ 62,914,120
                                                                        ------------
                                                                        ------------
Net assets applicable to outstanding Class B shares...................  $ 12,555,823
                                                                        ------------
                                                                        ------------
Net assets applicable to outstanding Class C shares...................  $  1,926,344
                                                                        ------------
                                                                        ------------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 3,836,755...............................  $      16.40
                                                                        ------------
                                                                        ------------
  Class B--Shares outstanding 768,581.................................  $      16.34
                                                                        ------------
                                                                        ------------
  Class C--Shares outstanding 118,388.................................  $      16.27
                                                                        ------------
                                                                        ------------

                See accompanying notes to financial statements.

                                                          ADVANTUS SPECTRUM FUND
                                                         STATEMENT OF OPERATIONS
                                                   YEAR ENDED SEPTEMBER 30, 1997

Investment income:
  Interest............................................................  $ 2,336,923
  Dividends...........................................................      401,589
                                                                        -----------
                                                                          2,738,512
                                                                        -----------
Expenses (note 4):
  Investment advisory fee.............................................      434,731
  Distribution fees--Class A..........................................      211,730
  Distribution fees--Class B..........................................      102,667
  Distribution fees--Class C..........................................       16,944
  Administrative services fee.........................................       43,200
  Custodian fees......................................................       18,340
  Auditing and accounting services....................................       32,483
  Legal fees..........................................................        2,822
  Directors' fees.....................................................        1,327
  Registration fees...................................................       36,268
  Printing and shareholder reports....................................       39,580
  Insurance...........................................................        5,421
  Other...............................................................       36,511
                                                                        -----------
      Total expenses..................................................      982,024
                                                                        -----------
      Investment income--net..........................................    1,756,488
                                                                        -----------
Realized and unrealized gains on investments:
  Net realized gains on investments (note 3)..........................    6,023,342
  Net change in unrealized appreciation or depreciation on
   investments........................................................    3,276,722
                                                                        -----------
      Net gains on investments........................................    9,300,064
                                                                        -----------
Net increase in net assets resulting from operations..................  $11,056,552
                                                                        -----------
                                                                        -----------

                See accompanying notes to financial statements.

ADVANTUS SPECTRUM FUND
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED SEPTEMBER 30, 1997 AND 1996

                                                        1997           1996
                                                    ------------   ------------
Operations:
  Investment income--net..........................  $  1,756,488   $  1,374,606
  Net realized gains on investments...............     6,023,342      5,195,317
  Net change in unrealized appreciation or
   depreciation of investments....................     3,276,722      1,370,663
                                                    ------------   ------------
      Increase in net assets resulting from
       operations.................................    11,056,552      7,940,586
                                                    ------------   ------------
Distributions to shareholders from:
  Investment income--net:
    Class A.......................................    (1,534,364)    (1,243,462)
    Class B.......................................      (204,737)       (99,271)
    Class C.......................................       (34,898)       (13,267)
  Net realized gains on investments:
    Class A.......................................    (4,361,553)    (3,098,381)
    Class B.......................................      (645,070)      (231,470)
    Class C.......................................      (116,045)       (21,070)
                                                    ------------   ------------
      Total distributions.........................    (6,896,667)    (4,706,921)
                                                    ------------   ------------
Capital share transactions (notes 4 and 5):
  Proceeds from sales:
    Class A.......................................     8,900,153      9,146,231
    Class B.......................................     4,388,659      4,901,705
    Class C.......................................     1,433,237      1,162,223
  Proceeds from issuance of shares as a result of
   reinvested dividends:
    Class A.......................................     5,687,547      4,172,071
    Class B.......................................       812,290        324,198
    Class C.......................................       148,275         33,486
  Payments for redemption of shares:
    Class A.......................................   (13,970,583)   (12,940,081)
    Class B.......................................    (1,129,359)      (837,113)
    Class C.......................................    (1,092,396)       (92,242)
                                                    ------------   ------------
      Increase in net assets from capital share
       transactions...............................     5,177,823      5,870,478
                                                    ------------   ------------
      Total increase in net assets................     9,337,708      9,104,143
Net assets at beginning of year...................    68,058,579     58,954,436
                                                    ------------   ------------
Net assets at end of year (including undistributed
 net investment income of $14,353 and $31,864,
 respectively)....................................  $ 77,396,287   $ 68,058,579
                                                    ------------   ------------
                                                    ------------   ------------

                See accompanying notes to financial statements.

                                                          ADVANTUS SPECTRUM FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 1997

(1) ORGANIZATION
    The Advantus Spectrum Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek the most favorable total return (including interest, dividends and capital appreciation) consistent with the preservation of capital.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

ADVANTUS SPECTRUM FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains (losses) may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1997, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $92,068,650 and $92,352,567, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent, The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMIC Management. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .60 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to Ascend Financial Services, Inc. (Ascend), formerly known as MIMLIC Sales Corporation, the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .35 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a
 .75 percent distribution fee and a .25 percent service fee.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal fees, auditing and accounting services and other miscellaneous expenses.

                                                          ADVANTUS SPECTRUM FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED)
    The Fund pays an administrative services fee, equal to $3,600 per month, to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $323,690.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,822.

(5) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the years ended September 30, 1997 and 1996 were as follows:

                                                           CLASS A                CLASS B               CLASS C
                                                    ----------------------  --------------------  --------------------
                                                       1997        1996       1997       1996       1997       1996
                                                    ----------  ----------  ---------  ---------  ---------  ---------
Sold..............................................     568,090     613,576    283,462    329,404     92,091     78,031
Issued for reinvested distributions...............     373,704     283,583     53,627     22,159      9,848      2,279
Redeemed..........................................    (894,370)   (867,615)   (76,625)   (55,824)   (71,057)    (6,302)
                                                    ----------  ----------  ---------  ---------  ---------  ---------
                                                        47,424      29,544    260,464    295,739     30,882     74,008
                                                    ----------  ----------  ---------  ---------  ---------  ---------
                                                    ----------  ----------  ---------  ---------  ---------  ---------

(6) RESTRICTED SECURITIES
    At September 31, 1997, investments in securities includes issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (restricted security). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in securities that are not readily marketable, including restricted securities, to 10% of net assets at the time of the purchase. Securities are valued by procedures described in note
2. The aggregate value of restricted securities held by the Fund at September 30, 1997 was $4,326,977 which represents 5.6% of net assets.

ADVANTUS SPECTRUM FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(7) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                 CLASS A
                                  ---------------------------------------------------------------------
                                                                          PERIOD FROM
                                                                          NOVEMBER 1,
                                       YEAR ENDED SEPTEMBER 30,             1993 TO         YEAR ENDED
                                  ----------------------------------     SEPTEMBER 30,     OCTOBER 31,
                                    1997         1996       1995(a)         1994(b)            1993
                                  --------     --------     --------     -------------     ------------
Net asset value, beginning of
 period.......................    $  15.53     $  14.79     $  13.28         $  13.92         $  13.63
                                  --------     --------     --------     -------------     ------------
Income from investment
 operations:
  Net investment income.......         .39          .34          .45              .28              .29
  Net gains or losses on
   securities (both realized
   and unrealized)............        2.02         1.59         1.88             (.55)             .86
                                  --------     --------     --------     -------------     ------------
    Total from investment
     operations...............        2.41         1.93         2.33             (.27)            1.15
                                  --------     --------     --------     -------------     ------------
Less distributions:
  Dividends from net
   investment income..........        (.39)        (.34)        (.44)            (.28)            (.31)
  Distributions from capital
   gains......................       (1.15)        (.85)        (.38)            (.09)            (.55)
                                  --------     --------     --------     -------------     ------------
    Total distributions.......       (1.54)       (1.19)        (.82)            (.37)            (.86)
                                  --------     --------     --------     -------------     ------------
Net asset value, end of
 period.......................    $  16.40     $  15.53     $  14.79         $  13.28         $  13.92
                                  --------     --------     --------     -------------     ------------
                                  --------     --------     --------     -------------     ------------
Total return (d)..............        16.7%        13.7%        18.4%            (1.9)%            8.7%
Net assets, end of period (in
 thousands)...................    $ 62,914     $ 54,848     $ 55,624         $ 55,286         $ 57,048
Ratio of expenses to average
 daily net assets.............        1.25%        1.26%        1.33%            1.27%(e)         1.22%
Ratio of net investment income
 to average daily net
 assets.......................        2.53%        2.28%        3.22%            2.24%(e)         2.16%
Portfolio turnover rate
 (excluding short-term
 securities)..................       141.4%       140.5%       125.5%           124.5%            92.1%
Average commission rate on
 stock transactions (g).......    $  .0591     $  .0641          N/A              N/A              N/A

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) During 1994, the Fund changed its fiscal year end from October 31 to September 30.
(c) Commencement of operations.
(d) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.

                                                          ADVANTUS SPECTRUM FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

                                                     CLASS B                                          CLASS C
                                -------------------------------------------------      -------------------------------------
                                                                     PERIOD FROM                                PERIOD FROM
                                                                     AUGUST 19,        YEAR ENDED SEPTEMBER      MARCH 1,
                                    YEAR ENDED SEPTEMBER 30,         1994(c) TO                30,              1995(c) TO
                                --------------------------------    SEPTEMBER 30,      --------------------    SEPTEMBER 30,
                                  1997        1996      1995(a)         1994             1997        1996          1995
                                --------    --------    --------    -------------      --------    --------    -------------
Net asset value, beginning of
 period.......................  $  15.47    $  14.74    $ 13.27         $  13.36       $  15.43    $  14.74        $  13.36
                                --------    --------    --------          ------       --------    --------          ------
Income from investment
 operations:
  Net investment income.......       .30         .27        .39              .03            .28         .28             .24
  Net gains or losses on
   securities (both realized
   and unrealized)............      2.02        1.56       1.84             (.03)          2.01        1.52            1.43
                                --------    --------    --------          ------       --------    --------          ------
    Total from investment
     operations...............      2.32        1.83       2.23               --           2.29        1.80            1.67
                                --------    --------    --------          ------       --------    --------          ------
Less distributions:
  Dividends from net
   investment income..........      (.30)       (.25)      (.38)            (.09)          (.30)       (.26)           (.29)
  Distributions from capital
   gains......................     (1.15)       (.85)      (.38)              --          (1.15)       (.85)             --
                                --------    --------    --------          ------       --------    --------          ------
    Total distributions.......     (1.45)      (1.10)      (.76)            (.09)         (1.45)      (1.11)           (.29)
                                --------    --------    --------          ------       --------    --------          ------
Net asset value, end of
 period.......................  $  16.34    $  15.47    $ 14.74         $  13.27       $  16.27    $  15.43        $  14.74
                                --------    --------    --------          ------       --------    --------          ------
                                --------    --------    --------          ------       --------    --------          ------
Total return (d)..............      16.0%       13.1%      17.6%            (.04)%         15.9%       12.9%           12.6%
Net assets, end of period (in
 thousands)...................  $ 12,556    $  7,860    $ 3,131         $    140       $  1,926    $  1,351        $    199
Ratio of expenses to average
 daily net assets.............      1.90%       1.90%      1.99%             .23%(f)       1.90%       1.90%           2.00%(e)
Ratio of net investment income
 to average daily net
 assets.......................      1.89%       1.67%      2.30%             .37%(f)       1.88%       1.73%           2.17%(e)
Portfolio turnover rate
 (excluding short-term
 securities)..................     141.4%      140.5%     125.5%           124.5%         141.4%      140.5%          125.5%
Average commission rate on
 stock transactions (g).......  $  .0591    $  .0641        N/A              N/A       $  .0591    $  .0641             N/A

------------

(e) Adjusted to an annual basis.
(f) Ratios presented for the period from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(g) Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Spectrum Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Spectrum Fund, Inc. (the Fund) as of September 30, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for the three years then ended, the period from November 1, 1993 to September 30, 1994 and for the year ended October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1997 and the results of its operations, changes in its net assets and financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 7, 1997

                                                          ADVANTUS SPECTRUM FUND
                                                  FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1997. Dividends for the 1997 calendar year will be reported to you on Form 1099-Div in late January 1998. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

                                                       PER
PAYABLE DATE                                          SHARE
--------------------------------------------------  ---------
Income distributions--taxable as dividend income,
 11.0% qualifying for deduction by corporations
December 26, 1996.................................  $   .3764
March 26, 1997....................................      .0896
June 25, 1997.....................................      .0900
September 24, 1997................................      .1105
                                                    ---------
                                                    $   .6665
                                                    ---------
                                                    ---------
Capital gains distribution--taxable as long-term
 capital gains
December 19, 1996.................................  $   .8772
                                                    ---------
                                                    ---------

    The distribution of $.3764 payable on December 26, 1996 consisted of $.2724 from short-term capital gains (taxable as dividend income) and $.1040 from net investment income.

CLASS B

                                                       PER
PAYABLE DATE                                          SHARE
--------------------------------------------------  ---------
Income distributions--taxable as dividend income,
 11.0% qualifying for deduction by corporations
December 26, 1996.................................  $   .3536
March 26, 1997....................................      .0668
June 25, 1997.....................................      .0666
September 24, 1997................................      .0842
                                                    ---------
                                                    $   .5712
                                                    ---------
                                                    ---------
Capital gains distribution--taxable as long-term
 capital gains
December 19, 1996.................................  $   .8772
                                                    ---------
                                                    ---------

    The distribution of $.3536 payable on December 26, 1996 consisted of $.2724 from short-term capital gains (taxable as dividend income) and $.0812 from net investment income.

ADVANTUS SPECTRUM FUND
FEDERAL INCOME TAX INFORMATION--CONTINUED

CLASS C

                                                       PER
PAYABLE DATE                                          SHARE
--------------------------------------------------  ---------
Income distributions--taxable as dividend income,
 11.0% qualifying for deduction by corporations
December 26, 1996.................................  $   .3576
March 26, 1997....................................      .0675
June 25, 1997.....................................      .0632
September 24, 1997................................      .0855
                                                    ---------
                                                    $   .5738
                                                    ---------
                                                    ---------
Capital gains distribution--taxable as long-term
 capital gains
December 19, 1996.................................  $   .8772
                                                    ---------
                                                    ---------

    The distribution of $.3576 payable on December 26, 1996 consisted of $.2724 from short-term capital gains (taxable as dividend income) and $.0852 from net investment income.

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets). One of these plans--The Automatic Investment Plan--allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPS, SIMPLE, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account. Amounts over $1,000 may be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. Sign up for telephone redemption on the Advantus Application or complete a Service Request Form. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call (1-800-665-6005). Our voice response system is available from 7 a.m. to 3 a.m. Central Time Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through your local registered representative of Ascend Financial Services, Inc. (formerly known as MIMLIC Sales Corporation), distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages twelve mutual funds containing $2.5 billion in assets in addition to $1.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                         [ADVANTUS-TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC

                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.                         BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

F.48639 Rev. 11-1997